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                       SUPPLEMENT DATED DECEMBER 16, 2004

                                       to

                         PROSPECTUS DATED MAY 1, 2004*
                          (As Previously Supplemented)

                                       of

                      JOHN HANCOCK VARIABLE SERIES TRUST I
          International Equity Index Fund Series I and Series II Shares

     On December 15, 2004, the Board of Trustees of John Hancock Variable Series Trust I ("JHVST") unanimously approved a reorganization (the "Reorganization") pursuant to which each of the separate investment funds of JHVST, including the International Equity Index Fund, will combine into a substantially similar separate investment fund of Manufacturers Investment Trust. (Manufacturers Investment Trust's name will be changed to "John Hancock Trust" as of January 1, 2005, and this prospectus supplement therefore refers to that trust as "JHT.")

     Specifically, the terms of the Reorganization provide that the International Equity Index Fund Series I and Series II shares will combine into the International Equity Index Trust A of MIT. The investment manager of JHVST and the investment manager of JHT are both indirect wholly-owned subsidiaries of Manulife Financial Corporation, a publicly-traded Canadian holding company. The sub-investment manager for the International Equity Index Trust A (the "Acquiring Fund") will be SSgA Funds Management, Inc., which also serves in that capacity for JHVST's International Equity Equity Index Fund (the "Acquired Fund").

     In approving the Reorganization, the Trustees, including the Trustees who are not "interested persons" of JHVST or JHT, determined that the proposed combination of the Series I and Series II shares of the Acquired Fund into the Acquiring Fund would be in the best interest of the Acquired Fund and its shareholders (including holders of the Series I and Series II shares), as well as in the best interest of variable annuity and variable life insurance contract owners that participate in that fund.

     It is proposed that the Reorganization will occur as of April 29, 2005, when the outstanding Series I and Series II shares of the Acquired Fund will be cancelled and, in their place, will be issued, respectively, Series I and Series II shares of the Acquiring Fund. Thereafter, the Acquired Fund will cease to exist.

     Under the terms of the Reorganization, the combination of the Series I and Series II shares of the Acquired Fund into the Acquiring Fund will not occur unless, among other conditions, the holders of the Series I and Series II shares of the Acquired Fund vote to approve that combination. Series I and Series II shareholders of record as of January 31, 2005 will be

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     *This document also supplements each May 1, 2004 or later prospectus (as previously supplemented) with respect to variable annuity or variable life insurance contracts under which the Series I or Series II shares of the JHVST International Equity Index Fund are an investment option.

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entitled to vote on such approval. Proxy solicitation materials will be mailed to owners of variable annuity and variable life insurance contracts as of that date, who will be entitled to give voting instructions for Series I and Series II shares that are attributable to their contracts. The proxy solicitation materials will contain detailed information about the Reorganization and the proposed combination of the Series I and Series II shares of the Acquired Fund into the Acquiring Fund.

     Under the terms of the Reorganization, each holder of Series I or Series II shares of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund having a total value equal to the total value of that shareholder's shares of the Acquired Fund.

Affect of Reorganization for Variable Annuity and Variable Life Insurance Contracts

     The Acquired Fund serves primarily to support an International Equity Index investment option under variable annuity and variable life insurance contracts. Upon the combination of the Series I and Series II shares of the Acquired Fund into the Acquiring Fund, any investment option based on those Series I or II shares will thereafter be based on and supported by the Acquiring Fund.

     No holder of a variable annuity or variable life insurance contract that participates in the Acquired Fund will have any taxable income, gain or loss, or suffer any other adverse federal income tax consequences, as a result of the Reorganization.

     Owners of variable annuity and variable life insurance contracts will continue to be able to make transfers into or out of the variable investment options that are available under their contracts at the time of transfer. However, such transfers, and the procedures for making them, will continue to be subject to the terms and conditions set forth in the applicable prospectus for the contract from time to time.

     Also any instructions that a contract owner has in effect as to the International Equity Index investment option will continue to be in effect, notwithstanding that the option is supported by a different fund (i.e., the Acquiring Fund) following the Reorganization. Such instructions would include, for example, instructions concerning allocation of premium payments or charges under the variable annuity or variable life insurance contract, and instructions for automatic transactions, such as periodic withdrawals or periodic asset rebalancing. However, owners will continue to be able to change such instructions at any time, in the manner and subject to the terms and conditions set forth in the prospectus for the applicable contract from time to time.

     This supplement is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund. Nor is it a solicitation of any proxy or voting instructions.

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